SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant                         [  X ]
Filed by a Party other than the Registrant      [    ]

Check the appropriate box:

[  X ]     Preliminary Proxy Statement
[    ]     Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2)
[    ]     Definitive Proxy Statement
[    ]     Definitive Additional Materials
[    ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


              (Name of Registrant as Specified in Its Charter)


(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the Appropriate Box):

[  X ]     No Fee Required
[    ]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
           or Item 22(a)(2) of Schedule 14A.
[    ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
           0-11.
           1. Title of each class of securities to which transaction applies:

           2. Aggregate number of securities to which transaction applies:

           3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4. Proposed maximum aggregate value of transaction:

           5. Total fee paid:


[    ]     Fee paid previously with preliminary materials
[    ]     Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1. Amount Previously Paid:

           2. Form, Schedule or Registration Number:

           3. Filing Party:

           4. Date Filed:


                            INTERNATIONAL YOGURT COMPANY
                                5858 NE 87th Avenue
                              Portland, Oregon 97220


Dear Shareholder:

     You are cordially invited to attend International Yogurt Companys Annual Meeting of Shareholders. The meeting will be held:

                        Wednesday, March 24, 1999, 10:00 a.m.
                                 In the Rose Room
                         (located on the Preferred Level)
                                 Rose Garden Arena
                                  One Center Court
                               Portland, Oregon 97227

     The Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy for International Yogurt Company follow. Even if you plan to attend the Annual Meeting in person, it is important that you return the enclosed Proxy to ensure that every shareholders shares are voted at the meeting. Please mark, date, sign, and return your Proxy promptly in the enclosed postage-paid return envelope.

     The directors, officers, and employees of International Yogurt Company look forward to seeing you at the Annual Meeting.



						Sincerely,




						John N. Hanna
						Chairman of the Board of Directors
						and Chief Executive Officer




















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                           INTERNATIONAL YOGURT COMPANY
                               5858 NE 87th Avenue
                             Portland, Oregon  97220


                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MARCH 24, 1999



     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the Meeting) of International Yogurt Company (the Company) will be held in the Rose Room (located on the Preferred Level) at the Rose Garden Arena, One Center Court, Portland, Oregon, at 10:00 a.m., Pacific Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement.

     1. To elect five directors for the ensuing year and until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

     2. To consider and vote on a proposed amendment to the Articles of Incorporation to change the name of the Company to YOCREAM INTERNATIONAL, INC.

     3. To transact such other business as may properly come before the meeting.

Holders of record of common stock of the Company at the close of business on February 11, 1999 are entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof.

						By order of the Board of Directors




						John N. Hanna
						Chairman of the Board of Directors
						And Chief Executive Officer

Portland, Oregon


DATED: February 11, 1999







    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO
BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ATTACHED PROXY USING THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

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                                    PROXY STATEMENT

                            ANNUAL MEETING OF SHAREHOLDERS
                            OF INTERNATIONAL YOGURT COMPANY
                                     March 24, 1999


     This Proxy Statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of International Yogurt Company (the Company), to be held in the Rose Room (located on the Preferred Level) at the Rose Garden Arena, One Center Court, Portland,
Oregon, Wednesday, March 24, 1999, at 10:00 a.m. Pacific Time (the Meeting).

	Proxies in the form enclosed are solicited by the Board of Directors. Execution of the proxy will not in any way affect a shareholders right to attend the Meeting and vote in person, and shareholders giving proxies may revoke them at any time before they are executed by submitting (i) a written revocation prior to commencement of the Meeting to the Secretary of the Company at 5858 NE 87th Avenue, Portland, Oregon 97220 or at the Meeting, or (ii) a duly executed proxy bearing a later date prior to commencement of the Meeting with the Secretary of the Company at 5858 NE 87th Avenue, Portland Oregon 97220 or at the Meeting. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting as set forth herein and in the proxies.

     Only the holders of common stock are entitled to vote at the Meeting. At the close of business on February 11, 1999, the record date, there were 2,324,593 shares of common stock issued and outstanding (the Common Stock). These shares are entitled to be voted by the holders thereof on each proposal submitted to a vote at the Meeting.

     The entire cost of solicitation of proxies will be borne by the Company, including expenses incurred by banks, brokers, and other nominees in forwarding soliciting materials to their principals and obtaining authorization for the execution of proxies. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and other employees of the Company, but such persons will not be specifically compensated for this service.


                               ELECTION OF DIRECTORS
                                  (Notice Item 1)

     Solicitation of proxies will be by the Board of Directors. It is intended that votes will be cast pursuant to the enclosed proxy for the persons listed below to serve as directors, unless authority to do so is withheld. The number of directors of the Company is presently set at five members.

	Shares voted at the Meeting may be voted for only up to five nominees for director. The Companys Articles of Incorporation and Bylaws do not provide for cumulative voting. The accompanying proxy, when properly executed and returned to the Company will be voted for the five nominees, unless authority to vote is withheld for a nominee or all nominees. If any of the nominees herein shall unexpectedly become unavailable for election, the proxies will be voted for a substitute by the Board of Directors. Directors will be elected by a plurality of the shares, voting in person or by proxy, at the Meeting.



     All of the nominees are currently members of the Board of Directors whose present terms of office will expire at the Meeting. The nominees, if elected, will hold office until the next Annual Meeting of Shareholders or until their duly qualified successors are elected. The Board of Directors recommends a vote for all of the nominees.

	The following table shows as to each nominee for Director, the identified information as of February 11, 1999:

					Position held with Company
					And Principal Occupation			Director
Name			Age		During the Past Five Years			Since

John N. Hanna     58          Director; Chairman of Board of            1977
                              Directors; Chief Executive Officer

David J. Hanna    63          Director; President                       1977

James S. Hanna    65          Director; Secretary                       1977

William J. Rush   64          Director; Partner in Rush, Hannula        1987
                              & Harkins, Attorney at Law (1)

Carl G. Behnke    53          Director; President R.E.B. Enterprises;   1994
					Chairman of the Board of Skinner
					Corporation




(1) The Company has from time to time retained Mr. Rushs law firm to perform certain legal services and may do so from time to time in the future.

























     The Companys Board of Directors has established a Compensation Committee consisting of two non-employed directors. James S. Hanna, and William J. Rush, and an Audit Committee comprised of all Board members.

     During the year ended October 31, 1998, the Board of Directors held eight regularly scheduled and special meetings. All directors attended at least 75 percent of the meetings and committee meetings they were eligible to attend.

Compensation of Directors
     Directors of the Company do not receive any cash compensation for serving on the Companys Board of Directors or for attending meetings of the Board of Directors or any committee of the Board of Directors. Each director who is not an employee of the Company has received options to purchase shares of Company common stock. These options, granted under the 1990 Non-Discretionary Stock Option Plan for Non-Employee Directors (the 1990 Directors Plan) and the 1994 Combined Incentive and Non-Qualified Stock Option Plan (the 1994 Combined
Plan) have exercise prices equal the median between the closing bid and ask prices of the Companys common stock on the date of grant.

     The 1990 Directors Plan has expired, but options granted under that plan are still outstanding. Those options cover 45,000 shares of common stock at average exercise prices of $2.645 per share.

In 1998, each non-employee director was granted options under the 1994 Combined Plan covering 45,000 shares, exercisable at $4.00 per share. Those options are not currently exercisable.

                                    MANAGEMENT
     The following table identifies the executive officers of the Company.

						Position(s) with the Company and Principal
Name of Individual        Age       Occupation for the Past Five Years

John N. Hanna             58        Director; Chairman of the Board of
                                    Directors; Chief Executive Officer

David J. Hanna            63        Director; President

W. Douglas Caudell        55        Chief Financial Officer since April 1996;
                                    1994 to 1996 Independent Contract
                                    Controller; 1992 to 1994 Controller with
                                    Market Transport, Ltd.

     Executive Officers serve at the discretion of the Board of Directors.













                               EXECUTIVE COMPENSATION

     The following table sets forth certain information regarding compensation paid or to be paid by the Company during the years ended October 31, 1998, 1997, and 1996 to John Hanna, the Companys Chief Executive Officer. None of the Companys other executive officers received salaries and bonuses in excess of $100,000 in the year ended October 31, 1998.

                            Summary Compensation Table


                                ANNUAL COMPENSATION

Name and Principal                                             Other Annual
Position                Year       Salary(1)       Bonus       Compensation(2)

JOHN N. HANNA           1998       $100,226         N/A           $14,747
Chairman and Chief      1997       $ 99,825         N/A           $14,744
Executive Office        1996       $ 99,825         N/A              N/A


                              LONG-TERM COMPENSATION

                           AWARDS                          PAYOUT
               Restricted                                         All Other
                Stock         Option/SAR         LTIP Payout    Compensation(3)

                 N/A             N/A                 N/A            $2,955
                 N/A             N/A                 N/A            $2,908
                 N/A             N/A                 N/A            $1,497


(1) Includes salary and amounts contributed by the Company on behalf of the identified executive officer to the Companys 401(k) Employee Savings Plan and Trust.

(2) Perquisites and other benefits, beginning in fiscal year 1998, consist of premiums paid on a split dollar life insurance policy which the Company has provided for John Hanna. The Company makes the payments and the policy is assigned to the Company as collateral for the repayment of premiums. During the year ended October 31, 1998, the Company paid premiums amounting to $14,747.

(3) The Companys 401(k) Employee Savings Plan and Trust allows for contributions by the Company for the benefit of employees including the named executive officer. During the years ended October 31, 1998, October 31, 1997, and October 31, 1996, the Company made contributions to the 401(k) Employee Savings Plan and Trust equal to 3%, 3%, and
        1.5% respectively of the compensation paid to the named executive officer and all other eligible employees. Does not include the premium paid by the Company on term life insurance for the benefit of the named executive officer under a group life policy for all salaried employees of the Company.




Stock Option Grants During Latest Fiscal Year

     During the year ended October 31, 1998, no stock options were granted to John N. Hanna, the Companys Chief Executive Officer, under any of the Companys stock option plans.

Stock Option Exercises and Year-End Stock Option Values

     The following table sets forth information as to the stock options granted by the Company which were exercised during the year ended October 31, 1998 by John N. Hanna, the Companys Chief Executive Officer, and also sets forth the value of all stock options held by him as of October 31, 1998. These stock options were granted under the Companys 1987 Restated Non-Qualified Employee Stock Option Plan and the 1994 Stock Option Plan.

                  Stock Option Exercises in Last Fiscal Year
                   and Fiscal Year-End Stock Option Values

                                                Number of        Value of
                                               Unexercised      Unexercised
                                                Options at      In-the-Money
                    Shares                        FY-End      Options at FY-End
                  Acquired on      Value       Exercisable/     Exercisable/
Name               Exercise       Realized    Unexercisable    Unexercisable(1)

JOHN N. HANNA       25,500        $67,589        28,000/0        $71,375/$0


(1) On October 31, 1998, the closing price of the Companys Common Stock was $5.25. For purposes of the foregoing table, stock options with an exercise price of less than this amount are considered to be in the money and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option. Stock options issued under the 1987 Restated Non-Qualified Employee Stock Option Plan and the 1994 Stock Option Plan were in the money on that date.





















Report of the Compensation Committee on Executive Compensation

     The Companys Board of Directors has established a Compensation Committee consisting of two non-employee directors. The Compensation Committee is responsible for establishing and administering the policies of the Board with respect to the annual compensation of the Companys Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for administering the 1987 Restated Non-Qualified Employee Stock Option Plan and the 1994 Combined Incentive and Non-Qualified Stock Option Plan, including determination of the timing and amount of stock option grants under those plans.

     In February of each year the Compensation Committee receives the Recommendations of the Companys Chief Executive Officer as to the salaries and other benefits of the Companys executive officers for the coming year by the Compensation Committee. These recommendations are then considered and acted upon by the Compensation Committee taking into account the following objectives:

     Reward successes in resolving critical issues in the development of new markets for the Companys products.

     Preservation of cash resources to fund operations and new product development.

     Increase the profitability of the Company, and, accordingly, increase shareholder value.

     Align the interests of management with those of the Companys shareholders through equity based incentive compensation.

     The Compensation Committee also considers the cash compensation and other benefits paid to executive officers with similar responsibilities by other companies in the same industry and by the publicly held companies of similar size. It is perceived by the Compensation Committee that the cash compensation paid by the Company to its executive officers, including its Chief Executive Officer, are significantly below the cash compensation paid by other similar companies. However, the Company continues to need to utilize its available cash resources to finance operations and new product development and, as a result, salaries paid to executive officers have only been increased modestly.

     In order to supplement the cash compensation paid to executive officers, the Compensation Committee has from time to time granted them stock options under the 1987 Restated Non-Qualified Employee Stock Option Plan and the 1994 Combined Incentive and Non-Qualified Stock Option Plan. These stock options have all been granted with exercise prices equal to the then market value of the Companys Common Stock and thus they provide the executive officers and the other employees with long-term incentives directly tied to the enhancement of shareholder values by allowing them to share in the appreciation of the market value of the Companys Common Stock.

     During 1999, the Compensation Committee will continue to carefully consider executive compensation in relation to the Companys performance and the opportunities and challenges which the Company faces.

						COMPENSATION COMMITTEE

						James S. Hanna
						William J. Rush
Compensation Committee Interlocks and Insider Participation in Compensation Committee

     James S. Hanna is the brother of John N. Hanna and David J. Hanna and, together with John N. Hanna and David J. Hanna is a member of the Pente Investments LLC which leases the Companys principal place of business to the Company (see TRANSACTIONS WITH AFFILIATES AND MANAGEMENT). William J. Rush is a partner in the Tacoma, Washington law firm of Rush, Hannula & Harkins which has on occasion provided legal services to the Company. During the year ended October 31, 1998, the Company did not pay any legal fees to that firm. No other relationships exist between the members of the Compensation Committee and the Companys executive officers.

Stock Performance Chart

	The following chart compares the yearly percentage change in the cumulative shareholder return on the Companys Common Stock during the five fiscal years ended October 31, 1998 with the cumulate total return on (i) the Russell 2000 Index and (ii) the Standard & Poors Food Products Index. This comparison assumes $100.00 was invested on October 31, 1993 in the Companys Common Stock and of the comparison groups and assumes the reinvestment of all cash dividends prior to any tax effect and the retention of all stock dividends.



































                    TRANSACTIONS WITH AFFILIATES AND MANAGEMENT

     The Company from time to time has retained the services of Rush, Hannula & Harkins, a law firm in which William J. Rush, a director of the Company, is a
partner.   During the year ended October 31, 1998, the Company did not pay any legal fees to that law firm.

     The Company leases its production and office facilities from Pente Investments, LLP, which is a company owned by John N. Hanna, Chairman and CEO, David J. Hanna, Director and President, and James S. Hanna, Director and Secretary, and certain other individuals. In fiscal year 1998, Pente Investments agreed to fund a 4,200 square foot facility to provide for needed office space. The current lease as amended has a remaining term of approximately 13 years and provides for a base rent of $14,335 per month for the next two years and then increasing at approximately 3% per year for the remainder of the term.

                COMPLIANCE WITH SECTION 16 FILING REQUIREMENTS

	Section 16 of the Securities Exchange Act of 1934, as amended, (Section
16) requires that all executive officers and directors of the Company and all persons who beneficially own more than 10 percent of the Companys Common Stock file an initial report of their ownership of the Companys securities on Form 3 and report changes in their ownership of the Companys securities on Form 4 or Form 5. These filings must be made with the Securities and Exchange Commission and the National Association of Securities Dealers with a copy sent to the Company.

     Based solely upon the Companys review of the copies of the filings which it received with respect to the fiscal year ended October 31, 1998, the Company believes that all reporting persons made all filings required by Section 16 on a timely basis.

























                                     STOCK OWNERSHIP

	The following table sets forth information regarding the beneficial ownership of each director, each nominee for director, all executive officers and directors as a group, and persons, according to information received by the Board of Directors, holding more than five percent of the outstanding Common Stock of the Company as of February 11, 1999.

Executive Officers and Directors
                                      Shares                   Percent
Name and Address                     Owned (1)                of Class

John N. Hanna                       301,339 (2)                 12.80
5858 NE 87th Avenue
Portland OR  97220

David J. Hanna                      295,282 (3)                 12.55
5858 NE 87th Avenue
Portland OR  97220`

James S. Hanna                      252,180 (4)                 10.78
729 North Stadium Way
Tacoma WA  98403

William J. Rush                     136,508 (5)                  5.83
715 Tacoma Avenue
Tacoma WA  98403

Carl G. Behnke                       17,500 (5)                   .75
1301 Fifth Avenue
Seattle WA  98101

All Executive Officers and        1,002,809 (2)-(5)             41.34
Directors as a Group (5 persons)

(1) Unless indicated otherwise, each person or entity separately possesses sole voting and sole investment power over his or its respective shares. There are no arrangements, known to the Company, including any pledge by any person or securities of the Company the operation of which may at a subsequent date result in a change of ownership of such stock or in control of the Company.
(2) Includes 28,000 shares issuable on exercise of outstanding options granted under the 1987 Employee Plan and the 1994 plan. Does not include shares of common stock or shares issuable on exercise of options held by adult children of John Hanna. Includes 2,000 shares held by Pente Investments LLC in which John Hanna is one of five members.
(3) Includes 28,000 shares issuable on exercise of outstanding options granted under the 1987 Employee Plan and the 1994 plan. Does not include shares of common stock or shares issuable on exercise of options held by adult children of David Hanna.
(4) Includes 15,000 shares issuable on exercise of outstanding options granted under the 1990 Directors Plan. Does not include 8,915 shares of common stock held by James S. Hannas wife nor shares of common stock held by two adult children of James S. Hanna. James S. Hanna disclaims beneficial ownership of those shares.
(5) Includes 15,000 shares issuable upon exercise of options granted pursuant to the 1990 Director Plan.
                                CORPORATE NAME CHANGE
                                   (Notice Item 2)

     The Board of Directors has adopted and referred to the shareholders a proposal to amend the Companys Articles of Incorporation that would change the name of the Company to YOCREAM INTERNATIONAL, INC. The Board approved this proposal in view of the wide recognition the YOCREAM brand has achieved in the past few years since its introduction. The Board believes that the visibility of the Company in the investment community can similarly be enhanced by associating the Company more directly with the recognized brand name. A copy of the proposed amendment is attached to this Proxy Statement as Appendix A.

     Under Oregon law, the Articles of Incorporation may be amended by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote at the meeting.

     The named proxy holders will vote your shares as instructed. But if a proxy is submitted without instruction as to this proposal, the named proxy holders intend to vote in favor of the proposal. The Board of Directors recommends a vote for the proposed amendment to the Articles of Incorporation.


                                    OTHER MATTERS
                                   (Notice Item 3)

     The Board of Directors is not aware of any matters to be presented for action at the Meeting other than those set forth in the Notice of Annual Meeting. However, if any other matters properly come before the Meeting or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgement.


                                INDEPENDENT AUDITORS

     The Board of Directors has designated Grant Thornton LLP, independent certified public accountants, as auditors for the Company for the year ended October 31, 1999.

     The audit services performed by Grant Thornton LLP during 1998 included an audit of annual financial statements, assistance and consultation in connection with filings with the Securities and Exchange Commission and audit related accounting matters.

     A representative of Grant Thornton LLP is expected to be at the annual meeting to answer questions.












                                SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have considered for inclusion in the Companys proxy solicitation materials for the 2,000 Annual Meeting of Shareholders (Annual Meeting) must be received at the main office of the Company no later than 120 days prior to the mailing of proxy materials to shareholders in connection with that Annual Meeting. That deadline for receipt of proposals is currently estimated to be September 30, 1999. If such proposal is in compliance with all of the requirements of the Companys Restated Articles of Incorporation, and of Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, it will be included in the Proxy Statement and set forth on the form of proxy issued for the next Annual Meeting of Shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                         ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Companys Annual Report to Shareholders for the year ended October 31, 1998 accompanies this Proxy Statement. Additional copies of the Companys Annual Report to Shareholders may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any shareholder without charge a copy of the Companys Annual Report on Form 10-K for the year ended October 31, 1998, and the list of exhibits thereto required to be filed with the Securities and Exchange Commission. Such written request should be directed to James S. Hanna, Secretary, International Yogurt Company, 5858 NE 87th Avenue, Portland, Oregon 97220. The Form 10-K Annual Report is not part of the proxy solicitation materials.


						By order of the Board of Directors,



						John N. Hanna
						Chairman of the Board of Directors
						And Chief Executive Officer



DATED:     February 11, 1999



NOTE: Please send in your Proxy immediately, using the enclosed postage paid envelope.








                                   APPENDIX A

           Proposed Resolution to Amend the Articles of Incorporation



      RESOLVED, that Article I of the Articles of Incorporation is hereby
                           Amended to read as follows:

                           Article I   Corporate Title

            The name of the corporation is YOCREAM INTERNATIONAL, INC.













































                                REVOCABLE PROXY
                        FOR INTERNATIONAL YOGURT COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 March 24, 1999

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints John N. Hanna, David J. Hanna,
James S. Hanna, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares of common stock of International Yogurt Company (the Company) at the Annual Meeting to be held on March 24,
1999 and any adjournments thereof, with all powers the undersigned would possess if personally present, with respect to the following:

1.  Election of Directors.   [   ] FOR all nominees     [   ]  WITHHOLD
                                   listed below (except	   AUTHORITY to
                                   as marked to the            vote for all
                                   contrary below)             nominees listed
                                                               below.

(INSTRUCTION: To withhold authority to vote for any individual, strike a line through the nominee's name below.)

     John N. Hanna, David J. Hanna, James S. Hanna, William J. Rush, and Carl G. Behnke


2. Corporate Name Change Amendment to the Articles of Incorporation to change the name of the Corporation from International Yogurt Company to YOCREAM INTERNATIONAL., INC.

[    ]  FOR the proposed      [    ]  AGAINST the      [    ]  ABSTAIN
        name change                   proposed name
                                      change

3. Other Matters At the discretion of the proxy holders on such other business as may properly come before the meeting and any adjournments thereof. A majority of the proxy holders present at the Annual Meeting may exercise all powers granted hereby.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR ALL PROPOSALS LISTED ABOVE. The proxy holders may vote in their discretion as to other matters which may come before the meeting.

                                     Dated:          , 1999




[Attach Label Here]
                                     Please date and sign exactly as name is
                                     imprinted hereon, including designation
                                     as executor, trustee, etc., if applicable.
                                     A corporation must sign its name by the
                                     president or other authorized officer.
                                     All co-owners should sign.